CERTIFICATION ACCOMPANYING PERIODIC REPORT
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. ss.1350)






The undersigned, Jeffrey J. Steiner, Chief Executive Officer of The Fairchild Corporation ("Company"), hereby certifies that (1) the Annual Report of the Company on Form 10-K/A for the fiscal year ending June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.





Dated:  October 22, 2002                    /s/ Jeffrey J. Steiner
                                            ----------------------
                                                Jeffrey J. Steiner
                                                Chief Executive Officer

                   CERTIFICATION ACCOMPANYING PERIODIC REPORT
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. ss.1350)






The undersigned, John L. Flynn, Chief Financial Officer of The Fairchild Corporation ("Company"), hereby certifies that (1) the Annual Report of the Company on Form 10-K/A for the fiscal year ending June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.






Dated:  October 22, 2002                        /s/ John L. Flynn
                                                -----------------
                                                    John L. Flynn
                                                    Chief Financial Officer